EXHIBIT 32.1

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of OmniComm Systems, Inc. (the “Company”) for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, being, Cornelis F. Wit, Chief Executive Officer of the Company, and Ronald T. Linares, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

oThe Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

oThe information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cornelis F. Wit
Cornelis F. Wit
President, Chief Executive Office (principal executive officer)
August 5, 2011

/s/ Ronald T. Linares
Ronald T. Linares
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

August 5, 2011